UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.               )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CF ACQUISITION CORP. VII

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CF ACQUISITION CORP. VII
110 East 59th Street
New York, New York 10022

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF CF ACQUISITION CORP. VII:

You are cordially invited to attend the special meeting of stockholders (the “Special Meeting”) of CF Acquisition Corp. VII (“we”, “us”, “our” or the “Company”) to be held at 10:00 a.m. Eastern Time on March [    ], 2024.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/cfacquisitioncorpvii/2024.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated [   ], 2024, and is first being mailed to stockholders of the Company on or about [   ], 2024. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

●	a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”), in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment” and such proposal the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “Business Combination”), (ii) cease its operations if it fails to complete a Business Combination, and (iii) redeem or repurchase 100% of the shares of Class A common stock of the Company (“Class A common stock”) included as part of the units sold in the Company’s initial public offering (the “Public Shares”) that was consummated on December 20, 2021 (the “IPO”), from March 20, 2024 to December 20, 2024 or such earlier date as determined by the board of directors of the Company (the “Board”) in its sole discretion (the “Extension”, and such later date, the “Extended Date”);

●	a proposal to amend the Company’s investment management trust agreement, dated as of December 15, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to permit Continental to maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal”); and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and/or the Trust Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and/or the Trust Amendment Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the Proxy Statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination. The Board does not believe that there will be sufficient time before March 20, 2024 to complete a Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which we must consummate a Business Combination to the Extended Date in order to allow us more time to complete a Business Combination.

In connection with the Extension Amendment Proposal, public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in our trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a Business Combination is submitted to the stockholders, subject to any limitations set forth in the Charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election will be entitled to have their Public Shares redeemed for cash if we have not completed a Business Combination by the Extended Date. Our sponsor, CFAC Holdings VII, LLC (the “Sponsor”), owns 100,000 shares of Class B common stock of the Company (“Class B common stock”) that were issued to the Sponsor prior to the IPO, and 4,890,000 shares of Class A common stock, consisting of (i) 4,442,500 shares which were converted from shares of Class B common stock into shares of Class A common stock on June 12, 2023 (such shares along with the shares of Class B common stock held by the Sponsor and two of the independent directors of the Company, the “Founder Shares”), and (ii) 447,500 shares (such shares together with the 2,500 shares of Class A common stock held by an independent director of the Company, the “Private Placement Shares”) that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO (the “Private Placement”), and 150,000 warrants (the “Private Placement Warrants”) that were purchased by the Sponsor in the Private Placement. In addition, two of our independent directors each own 10,000 Founder Shares, and our third independent director owns 2,500 Private Placement Shares.

To exercise your redemption rights, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or March [   ], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The Sponsor, or a designee, will indemnify the Company for any reduction in the amount in the Trust Account as a result of any excise tax liabilities to the extent of such reduction that would otherwise be paid to any public stockholder exercising its rights with respect to any future redemption opportunities that are provided prior to or in connection with a Business Combination or in respect of a liquidation of the Company.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor has agreed to loan to us (the “Extension Loan”) (i) the lesser of (a) $[   ] (in the aggregate) or (b) $[   ] for each Public Share that remains outstanding and is not redeemed in connection with the Extension (such amount, the “Monthly Amount”); plus (ii) if a Business Combination is not consummated by April 20, 2024, the Monthly Amount for each calendar month (commencing on April 21, 2024 and ending on the 20th day of each subsequent month), or portion thereof, that is needed by the Company to complete a Business Combination until December 20, 2024, or until such earlier time as the Board determines not to continue to extend, which amounts will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete a Business Combination. If more than [   ] Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we need until December 20, 2024 to complete a Business Combination, which would represent nine calendar months, and no Public Shares are redeemed in connection with the Extension, then the aggregate amount deposited per share will be approximately $[   ] per share, with the aggregate maximum contribution to the Trust Account being $[   ]. However, if [   ] Public Shares are redeemed and [   ] of the Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such nine-month period will be approximately $[   ] per share, with the aggregate maximum contribution to the Trust Account being $[   ].

Assuming the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the initial Monthly Amount will be deposited into the Trust Account promptly following the Special Meeting and no later than March 20, 2024. Each additional Monthly Amount will be deposited into the Trust Account on or before the 27th day of such calendar month.

The Extension Loan is conditioned upon the implementation of the Extension Amendment. The Extension Loan will not occur if the Extension Amendment is not approved or the Extension is not implemented. The amount of the Extension Loan will not bear interest and will be repayable by us to the Sponsor upon consummation of a Business Combination. If the Sponsor advises us that it does not intend to make the Extension Loan, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless the Company can complete a Business Combination by March 20, 2024, we will dissolve and liquidate in accordance with the Charter. The Company will have the sole discretion whether to continue extending for each additional calendar month period until the Extended Date. If the Company determines not to extend for any calendar month following the funding of the initial Monthly Amount, the Sponsor’s obligation to make additional contributions will terminate and the Company will liquidate at the end of the applicable month.

For illustrative purposes, assuming the amount in the Trust Account at the time of the Special Meeting is the amount in the Trust Account as of December 31, 2023, or approximately $155.2 million, the Company currently estimates that the per-share price at which Public Shares would be redeemed from cash held in the Trust Account would have been approximately $10.85, provided that this amount has not been reduced to account for interest that will be withdrawn by the Company to pay for current taxes payable and is further subject to the Company’s right to withdraw additional interest from the Trust Account to pay any additional taxes (other than excise tax) and any additional contributions to be made to the Trust Account pursuant to the loan made to the Company by the Sponsor in connection with the extension of the Company’s time to consummate a business combination from June 20, 2023 to March 20, 2024. The closing price of the Class A common stock on the Record Date (as defined below) as reported on the Nasdaq Global Market was $10.[ ]. The Company cannot assure stockholders that they will be able to sell their shares of Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The purpose of the Trust Amendment Proposal is to enable us to invest the Trust Account in an interest-bearing bank demand deposit account in order to mitigate the risk of being viewed as operating an unregistered investment company.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and/or the Trust Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by March 20, 2024, as contemplated by the prospectus for the IPO dated December 15, 2021 and filed with the U.S. Securities and Exchange Commission on December 16, 2021 and in accordance with the Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Shares. Further, if the Extension Amendment Proposal is approved but the Trust Amendment Proposal is not approved, we may become subject to regulation under the Investment Company Act, which could cause us to liquidate.

Subject to the foregoing, the affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares and the Private Placement Shares, will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of the Board’s plan to extend the date by which we must consummate a Business Combination.

Approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least a majority of the Company’s outstanding shares of common stock, including the Founder Shares and the Private Placement Shares.

Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

The Board has fixed the close of business on February 6, 2024 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under the DGCL and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

[ ], 2024	By Order of the Board of Directors

Howard W. Lutnick Chairman and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on March [   ], 2024: This notice of meeting and the Proxy Statement are available at https://www.cstproxy.com/[  ].

CF ACQUISITION CORP. VII
110 East 59th Street
New York, New York 10022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH [   ], 2024

PROXY STATEMENT

The special meeting of stockholders (the “Special Meeting”) of CF Acquisition Corp. VII (“we”, “us”, “our” or the “Company”) will be held at 10:00 a.m. Eastern Time on March [   ], 2024 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/cfacquisitioncorpvii/2024. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

●	a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”), in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment” and such proposal the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “Business Combination”), (ii) cease its operations if it fails to complete a Business Combination, and (iii) redeem or repurchase 100% of the shares of Class A common stock of the Company (“Class A common stock”) included as part of the units sold in the Company’s initial public offering (the “Public Shares”) that was consummated on December 20, 2021 (the “IPO”), from March 20, 2024 to December 20, 2024 or such earlier date as determined by the board of directors of the Company (the “Board”) in its sole discretion (the “Extension”, and such later date, the “Extended Date”); and

●	a proposal to amend the Company’s investment management trust agreement, dated as of December 15, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to permit Continental to maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal”); and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and/or the Trust Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and/or the Trust Amendment Proposal.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination. The Board does not believe that there will be sufficient time before March 20, 2024 to complete a Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which we must consummate a Business Combination to the Extended Date in order to allow us more time to complete a Business Combination.

The purpose of the Trust Amendment Proposal is to enable us to invest the Trust Account in an interest-bearing bank demand deposit account in order to mitigate the risk of being viewed as operating an unregistered investment company.

In connection with the Extension Amendment Proposal, public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in our trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a Business Combination is submitted to the stockholders, subject to any limitations set forth in the Charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election will be entitled to have their Public Shares redeemed for cash if we have not completed a Business Combination by the Extended Date. Our sponsor, CFAC Holdings VII, LLC (the “Sponsor”), owns 100,000 shares of Class B common stock of the Company (“Class B common stock”) that were issued to the Sponsor prior to the IPO, and 4,890,000 shares of Class A common stock, consisting of (i) 4,442,500 shares which were converted from shares of Class B common stock into shares of Class A common stock on June 12, 2023 (such shares along with the shares of Class B common stock held by the Sponsor and two of the independent directors of the Company, the “Founder Shares”), and (ii) 447,500 shares (such shares together with the 2,500 shares of Class A common stock held by an independent director of the Company, the “Private Placement Shares”) that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO (the “Private Placement”), and 150,000 warrants (the “Private Placement Warrants”) that were purchased by the Sponsor in the Private Placement. In addition, two of our independent directors each own 10,000 Founder Shares, and our third independent director owns 2,500 Private Placement Shares.

To exercise your redemption rights, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or March [___], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The Sponsor, or a designee, will indemnify the Company for any reduction in the amount in the Trust Account as a result of any excise tax liabilities to the extent of such reduction that would otherwise be paid to any public stockholder exercising its rights with respect to any future redemption opportunities that are provided prior to or in connection with a Business Combination or in respect of a liquidation of the Company.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor has agreed to loan to us (the “Extension Loan”) (i) the lesser of (a) $[   ] (in the aggregate) or (b) $[   ] for each Public Share that remains outstanding and is not redeemed in connection with the Extension (such amount, the “Monthly Amount”); plus (ii) if a Business Combination is not consummated by April 20, 2024, the Monthly Amount for each calendar month (commencing on April 21, 2024 and ending on the 20th day of each subsequent month), or portion thereof, that is needed by the Company to complete a Business Combination until December 20, 2024, or until such earlier time as the Board determines not to continue to extend, which amounts will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete a Business Combination. If more than [   ] Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we need until December 20, 2024 to complete a Business Combination, which would represent nine calendar months, and no Public Shares are redeemed in connection with the Extension, then the aggregate amount deposited per share will be approximately $[   ] per share, with the aggregate maximum contribution to the Trust Account being $[   ]. However, if [   ] Public Shares are redeemed and [   ] of the Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such nine-month period will be approximately $[   ] per share, with the aggregate maximum contribution to the Trust Account being $[   ].

Assuming the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the initial Monthly Amount will be deposited into the Trust Account promptly following the Special Meeting and no later than March 20, 2024. Each additional Monthly Amount will be deposited into the Trust Account on or before the 27th day of such calendar month.

The Extension Loan is conditioned upon the implementation of the Extension Amendment. The Extension Loan will not occur if the Extension Amendment is not approved or the Extension is not implemented. The amount of the Extension Loan will not bear interest and will be repayable by us to the Sponsor upon consummation of a Business Combination. If the Sponsor advises us that it does not intend to make the Extension Loan, then the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless the Company can complete a Business Combination by March 20, 2024, we will dissolve and liquidate in accordance with the Charter. The Company will have the sole discretion whether to continue extending for each additional calendar month period until the Extended Date. If the Company determines not to extend for any calendar month following the funding of the initial Monthly Amount, the Sponsor’s obligation to make additional contributions will terminate and the Company will liquidate at the end of the applicable month.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $155.2 million that was in the Trust Account as of December 31, 2023. In such event, the Company may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by March 20, 2024, as contemplated by the prospectus for the IPO dated December 15, 2021 and filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 16, 2021 (the “IPO Prospectus”) and in accordance with the Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. Further, if the Extension Amendment Proposal is approved but the Trust Amendment Proposal is not approved, we may become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), which could cause us to liquidate.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 4,542,500 Founder Shares, 447,500 Private Placement Shares and 150,000 Private Placement Warrants. In addition, our two independent directors who each own 10,000 Founder Shares and our third independent director who owns 2,500 Private Placement Shares will not receive any monies held in the Trust Account as a result of their ownership of such shares. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. For illustrative purposes, assuming the amount in the Trust Account at the time of the Special Meeting is the amount in the Trust Account as of December 31, 2023, or approximately $155.2 million, the Company currently estimates that the per-share price at which Public Shares would be redeemed from cash held in the Trust Account would have been approximately $10.85, provided that this amount has not been reduced to account for interest that will be withdrawn by the Company to pay for current taxes payable and is further subject to the Company’s right to withdraw additional interest from the Trust Account to pay any additional taxes (other than excise tax) and any additional contributions to be made to the Trust Account pursuant to the loan made to the Company by the Sponsor in connection with the extension of the Company’s time to consummate a business combination from June 20, 2023 to March 20, 2024. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.20 due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in the IPO Prospectus, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds (assuming no further redemptions in connection with a Business Combination or in connection with any other event triggering a redemption right under the Charter) shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date if the Extension is implemented.

The Board has fixed the close of business on February 6, 2024 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the Record Date, there were 19,196,081 shares of Class A common stock and 120,000 shares of Class B common stock outstanding. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali, LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $20,000 in connection with such services in connection with the Special Meeting. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

This Proxy Statement is dated [   ], 2024 and is first being mailed to stockholders on or about [   ], 2024.

[ ], 2024	By Order of the Board of Directors

Howard W. Lutnick Chairman and Chief Executive Officer

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting to be held at 10:00 a.m. Eastern time on March [   ], 2024, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting. This Proxy Statement and the enclosed proxy card were first sent to our stockholders on or about [   ], 2024.

We are a blank check company formed in Delaware on July 8, 2020, for the purpose of effecting a Business Combination. In December 2021, we consummated the IPO as well as a private placement from which we derived net proceeds of approximately $182,500,000 in the aggregate. Simultaneously with the closing of the IPO, we executed a promissory note in favor of the Sponsor pursuant to which we borrowed $3,650,000 from the Sponsor (the “Sponsor Note”). A total of $186,150,000 (or $10.20 per Public Share) was placed in the Trust Account upon consummation of the IPO.

Like most blank check companies, the Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of the Public Shares if there is no qualifying Business Combination consummated on or before a certain date.

On June 16, 2023, at a special meeting of our stockholders, our stockholders approved an amendment to the Charter to extend the date by which we must consummate a Business Combination from June 20, 2023 to March 20, 2024 (the “First Extension”). In connection with the First Extension, stockholders holding 3,946,419 Public Shares exercised their right to redeem such shares for a pro rate share of the Trust Account.

The Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete a Business Combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination. The purpose of the Trust Amendment Proposal is to enable us to invest the Trust Account in an interest-bearing bank demand deposit account in order to mitigate the risk of being viewed as operating an unregistered investment company.

What is being voted on?	You are being asked to vote on the following three proposals:

	●	a proposal to amend the Charter to extend the date by which we have to consummate a Business Combination from March 20, 2024 to December 20, 2024 (or such earlier date as determined by the Board);

	●	a proposal to amend the Trust Agreement to permit Continental to maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank; and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and/or the Trust Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date that we have to complete a Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we have not consummated a Business Combination by March 20, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Further, if the Extension Amendment Proposal is approved but the Trust Amendment Proposal is not approved, we may become subject to regulation under the Investment Company Act, which could cause us to liquidate.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and the Private Placement Shares.

Why is the Company proposing the Extension Amendment Proposal?	The Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of the Public Shares if there is no qualifying Business Combination consummated on or before March 20, 2024. As explained below, we will not be able to complete a Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination. There is no assurance that the Company will be able to consummate a Business Combination, given the actions that must occur prior to closing of a Business Combination.

The Company believes that given its expenditure of time, effort and money on searching for a Business Combination, circumstances warrant providing public stockholders an opportunity to consider a Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend the Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete a Business Combination, and (iii) redeem or repurchase 100% of the Public Shares, from March 20, 2024 to December 20, 2024.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

Why should I vote “FOR” the Extension Amendment Proposal?

The Board is proposing the Extension Amendment Proposal to extend the date by which we have to complete a Business Combination until the Extended Date. The Extension would give us additional time to complete a Business Combination.

The Board believes that it is in the best interests of our stockholders that the Extension be obtained to provide us with an additional amount of time to consummate a Business Combination. Without the Extension, we would be precluded from completing a Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a Business Combination.

We believe that given our expenditure of time, effort and money on searching for a Business Combination, circumstances warrant providing public stockholders an opportunity to consider a Business Combination and that it is in the best interests of our stockholders that we obtain the Extension.

The Charter provides that if our stockholders approve an amendment to the Charter that would affect the substance or timing of our obligation to redeem 100% of the Public Shares if we do not complete a Business Combination before March 20, 2024, we will provide our public stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

The Board recommends that you vote in favor of the Extension Amendment Proposal.

Why is the Company proposing the Trust Amendment Proposal?	On January 24, 2024, in connection with the issuance of final rules relating to special purpose acquisition companies (“SPACs”), the SEC also issued guidance relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act. In December 2023, to mitigate the risk of being viewed as operating an unregistered investment company under proposed rules issued by the SEC, the Company instructed Continental to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of the Company. The Company is seeking approval of its stockholders to execute the Trust Amendment, thereby ratifying the Company’s prior instructions to Continental.

Why should I vote “FOR” the Trust Amendment Proposal?

To mitigate the risk of being viewed as operating an unregistered investment company, the Board believes that it is in the best interests of our stockholders to allow Continental to maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank.

The Board recommends that you vote in favor of the Trust Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?	If the Adjournment Proposal is not approved by our stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and/or the Trust Amendment Proposal.

What amount will holders receive upon consummation of a subsequent Business Combination or liquidation if the Extension Amendment Proposal is approved?	If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor has agreed to loan to us the Extension Loan, consisting of (i) the initial Monthly Amount; plus (ii) if a Business Combination is not consummated by April 20, 2024, the Monthly Amount for each calendar month (commencing on April 21, 2024 and ending on the 20th day of each subsequent month), or portion thereof, that is needed by the Company to complete a Business Combination until December 20, 2024, or until such earlier time as the Board determines not to continue to extend, which amounts will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete a Business Combination. If more than [ ] Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we need until December 20, 2024 to complete a Business Combination, which would represent nine calendar months, and no Public Shares are redeemed in connection with the Extension, then the aggregate amount deposited per share will be approximately $[ ] per share, with the aggregate maximum contribution to the Trust Account being $[ ]. However, if [ ] Public Shares are redeemed and [ ] of the Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such nine-month period will be approximately $[ ] per share, with the aggregate maximum contribution to the Trust Account being $[ ].

Assuming the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the initial Monthly Amount will be deposited into the Trust Account promptly following the Special Meeting and no later than March 20, 2024. Each additional Monthly Amount will be deposited into the Trust Account on or before the 27th day of such calendar month.

The Extension Loan is conditioned upon the implementation of the Extension Amendment. The Extension Loan will not occur if the Extension Amendment is not approved or the Extension is not implemented. The amount of the Extension Loan will not bear interest and will be repayable by us to the Sponsor upon consummation of a Business Combination. If the Sponsor advises us that it does not intend to make the Extension Loan, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless the Company can complete a Business Combination by March 20, 2024, we will dissolve and liquidate in accordance with the Charter. The Company will have the sole discretion whether to continue extending for each additional calendar month period until the Extended Date. If the Company determines not to extend for any calendar month following the funding of the initial Monthly Amount, the Sponsor’s obligation to make additional contributions will terminate and the Company will liquidate at the end of the applicable month.

When would the Board abandon the Extension Amendment Proposal and/or the Trust Amendment Proposal?	The Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal and the Trust Amendment if our stockholders do not approve the Trust Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal and/or the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment and/or the Trust Amendment at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Currently, the Sponsor and our officers and directors own approximately 25.9% of our issued and outstanding shares of common stock, including 4,562,500 Founder Shares and 450,000 Private Placement Shares. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

In addition, the Sponsor may enter into arrangements with a limited number of the Company’s stockholders pursuant to which such stockholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such stockholders either Founder Shares, membership interests in the Sponsor or other consideration pursuant to such arrangements.

What vote is required to adopt the proposals?

The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the Record Date.

The approval of the Trust Amendment Proposal will require the affirmative vote of holders of at least a majority of the Company’s outstanding shares of common stock on the Record Date.

The approval of the Adjournment Proposal will require the affirmative vote of holders of a majority of the votes cast by stockholders represented in person or by proxy.

We expect the Sponsor to vote any shares of our common stock held by it in favor of the proposals to be presented at the Special Meeting.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?	If you do not want the Extension Amendment Proposal and/or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your Public Shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal and/or the Trust Amendment Proposal is not approved?

The Board will abandon the Extension Amendment and the Trust Amendment Proposal if our stockholders do not approve the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated a Business Combination by March 20, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we liquidate.

In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Shares.

If the Trust Amendment Proposal is not approved, we may become subject to regulation under the Investment Company Act and, if that were to happen, we may choose to liquidate.

If the proposals are approved, what happens next?	We are seeking the Extension Amendment and Trust Amendment to provide us time to complete a Business Combination. Our seeking to complete a Business Combination will involve:

	●	negotiating and executing a definitive agreement and related agreements;

	●	completing proxy materials;

	●	establishing a meeting date and record date for considering a Business Combination, and distributing proxy materials to stockholders;

	●	holding a special meeting to consider a Business Combination; and

	●	after receipt of all conditions to closing of such Business Combination, consummating a Business Combination.

We are seeking approval of the proposals because we will not be able to complete all of the tasks listed above prior to March 20, 2024. If the proposals are approved, we expect to seek stockholder approval of a Business Combination. If stockholders approve a Business Combination, we expect to consummate a Business Combination as soon as possible following such stockholder approval.

Upon approval of the Extension Amendment Proposal by holders of at least 65% of the shares of common stock outstanding as of the Record Date, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Class A common stock and public warrants will remain publicly traded.

If the proposals are approved and the Board decides to implement the Extension, the Sponsor has agreed to loan to us the Extension Loan, consisting of (i) the initial Monthly Amount; plus (ii) if a Business Combination is not consummated by April 20, 2024, the Monthly Amount for each calendar month (commencing on April 21, 2024 and ending on the 20th day of each subsequent month), or portion thereof, that is needed by the Company to complete a Business Combination until December 20, 2024, or until such earlier time as the Board determines not to continue to extend, which amounts will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete a Business Combination. If more than [ ] Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we need until December 20, 2024 to complete a Business Combination, which would represent nine calendar months, and no Public Shares are redeemed in connection with the Extension, then the aggregate amount deposited per share will be approximately $[ ] per share, with the aggregate maximum contribution to the Trust Account being $[ ]. However, if [ ] Public Shares are redeemed and [ ] of the Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such nine-month period will be approximately $[ ] per share, with the aggregate maximum contribution to the Trust Account being $[ ].

Assuming the proposals are approved and the Board decides to implement the Extension, the initial Monthly Amount will be deposited into the Trust Account promptly following the Special Meeting and no later than March 20, 2024. Each additional Monthly Amount will be deposited into the Trust Account on or before the 27th day of such calendar month.

The Extension Loan is conditioned upon the implementation of the Extension Amendment. The Extension Loan will not occur if the Extension Amendment is not approved or the Extension is not implemented. The amount of the Extension Loan will not bear interest and will be repayable by us to the Sponsor upon consummation of a Business Combination. If the Sponsor advises us that it does not intend to make the Extension Loan, then the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless the Company can complete a Business Combination by March 20, 2024, we will dissolve and liquidate in accordance with the Charter. The Company will have the sole discretion whether to continue extending for each additional calendar month period until the Extended Date. If the Company determines not to extend for any calendar month following the funding of the initial Monthly Amount, the Sponsor’s obligation to make additional contributions will terminate and the Company will liquidate at the end of the applicable month.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor and our directors and our officers as a result of their ownership of the Founder Shares and the Private Placement Shares.

Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment or the Trust Amendment at any time without any further action by our stockholders.

What happens to the Company warrants if the Extension Amendment Proposal is not approved?	If the Extension Amendment Proposal is not approved and we have not consummated a Business Combination by March 20, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?	If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Would I still be able to exercise my redemption rights if I vote “AGAINST” a Business Combination?	Unless you elect to redeem your Public Shares in connection with the Special Meeting, you will be able to vote on a Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to consider a Business Combination. If you disagree with a Business Combination, you will retain your right to redeem your Public Shares upon consummation of a Business Combination in connection with the stockholder vote to approve a Business Combination, subject to any limitations set forth in the Charter.

How do I attend the Special Meeting?

As a registered stockholder, you received a proxy card from Continental. The form contains instructions on how to attend the Special Meeting including the URL address, along with your 12 digit control number. You will need your control number for access. If you do not have your control number, contact Continental at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental to have a control number generated. Continental’s contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

If you do not have internet capabilities, you can listen only to the Special Meeting by dialing 800-450-7155 (toll-free) within the U.S. and Canada, or 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 2408405#. This is listen-only, and you will not be able to vote or enter questions during the Special Meeting.

How do I change or revoke my vote?	You may change your vote by e-mailing a later-dated, signed proxy card to our Secretary at CFVII@cantor.com, so that it is received by our Secretary prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by the affirmative vote of holders of at least 65% of the shares of common stock outstanding as of the Record Date, including the Founder Shares and the Private Placement Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Trust Amendment Proposal will require the affirmative vote of holders of at least a majority of the Company’s outstanding shares of common stock on the Record Date, including the Founder Shares and the Private Placement Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Trust Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

We expect the Sponsor to vote any shares of our common stock held by it in favor of the proposals to be presented at the Special Meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?	A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock issued and outstanding on the Record Date and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Special Meeting has the power to adjourn the Special Meeting. As of the Record Date, 9,658,041 shares of our common stock would be required to achieve a quorum.

We expect the Sponsor to vote any shares of our common stock held by it in favor of the proposals to be presented at the Special Meeting.

Who can vote at the Special Meeting?	Holders of record of our common stock at the close of business on February 6, 2024 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On the Record Date, 19,196,081 shares of Class A common stock and 120,000 shares of Class B common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Extension Amendment, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment and the Adjournment Proposal.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?	The Sponsor and our directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of (i) 4,562,500 Founder Shares (purchased for $25,000) and 450,000 Private Placement Shares and 150,000 Private Placement Warrants (purchased for an aggregate of $4.5 million), which would expire worthless if a Business Combination is not consummated, (ii) a promissory note in the principal amount of up to $4,025,000 issued to the Sponsor in connection with the IPO, of which $3,650,000 was outstanding as of December 31, 2023, (iii) a promissory note in the principal amount of up to $1,750,000 issued in connection with working capital loans made by the Sponsor, of which $1,750,000 was outstanding as of December 31, 2023, (iv) a promissory note in the principal amount of up to $1,000,000 issued in connection with working capital loans made by the Sponsor, of which approximately $58,000 was outstanding as of December 31, 2023, and (v) a promissory note in the principal amount of up to $3,861,967 issued in connection with the First Extension, of which approximately $3,000,000 was outstanding as of December 31, 2023. See the section entitled “The Extension Amendment Proposal — Interests of the Sponsor and our Directors and Officers.”

Do I have appraisal rights if I object to any of the proposals?	Our stockholders do not have appraisal rights in connection with any of the proposals under the DGCL.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annex, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?	If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of Class A common stock?	If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any stockholder vote to approve a Business Combination, or if we have not consummated a Business Combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on March [ ], 2024 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, New York 10004 Attn: SPAC Redemption Team E-mail: spacredemptions@continentalstock.com

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $20,000 in connection with such services in connection with the Special Meeting. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Morrow Sodali, at (800) 662-5200 (toll free) or by email at CFFS.info@investor.morrowsodali.com.

You may also contact us at: CF Acquisition Corp. VII 110 East 59th Street New York, NY 10022 E-mail: CFVII@cantor.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, a Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to enter into a definitive agreement and related agreements for a Business Combination;

●	our ability to complete a Business Combination;

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the Trust Account;

●	the competitive environment in which our successor will operate following a Business Combination; and

●	proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in (i) the IPO Prospectus, (ii) our Annual Reports on Form 10-K for the years ended December 31, 2022 and 2021, as filed with the SEC on March 31, 2023 and March 31, 2022, respectively, (iii) our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, as filed with the SEC on May 15, 2023, August 14, 2023 and November 13, 2023, respectively, (iv) the Definitive Proxy Statements on Schedule 14A as filed with the SEC on May 19, 2023 and December 8, 2023, and (v) other reports we file with the SEC from time to time. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should carefully consider all of the risks described in (i) the IPO Prospectus, (ii) our Annual Reports on Form 10-K for the years ended December 31, 2022 and 2021, as filed with the SEC on March 31, 2023 and March 31, 2022, respectively, (iii) our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, as filed with the SEC on May 15, 2023, August 14, 2023 and November 13, 2023, respectively, (iv) the Definitive Proxy Statements on Schedule 14A as filed with the SEC on May 19, 2023 and December 8, 2023, and (v) other reports we file with the SEC from time to time before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a Business Combination will be consummated prior to the Extended Date. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and implemented, the Company expects to seek stockholder approval of a Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a Business Combination. Even if the Extension or a Business Combination is approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A 1% U.S. federal excise tax may be imposed on us in connection with redemptions of our shares in connection with a Business Combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely. Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of the Public Shares in connection with the Extension may subject us to the excise tax, unless one of the two exceptions above apply. Redemptions would only occur if the Extension Proposal is approved by our stockholders and the Extension is implemented by the Board.

As described in the section below entitled “The Extension Amendment Proposal — Redemption Rights”, if the deadline for us to complete a Business Combination (currently March 20, 2024) is extended, our public stockholders will have the right to require us to redeem their Public Shares. Any redemption or other repurchase in connection with a Redemption Event may be subject to the excise tax. Whether and to the extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the structure of a Business Combination, (iii) the nature and amount of any private investment in public equity or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of a Business Combination), (iv) if we fail to timely consummate a Business Combination and liquidate in a taxable year following a Redemption Event and (v) the content of any proposed or final regulations and other guidance from the Treasury Department. Based on the IR Act and the guidance currently available, we do not expect the excise tax to apply to a Redemption Event occurring in the same taxable year as a Business Combination if the fair market value of the stock to be issued to the target company equity holders in connection with a Business Combination is expected to be larger than the aggregate fair market value of the redeemed common stock. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a Business Combination and could affect our ability to complete a Business Combination. However, the Sponsor, or a designee, will indemnify the Company for any reduction in the amount in the Trust Account as a result of any excise tax liabilities to the extent of such reduction that would otherwise be paid to any public stockholder exercising its rights with respect to any future redemption opportunities that are provided prior to or in connection with a Business Combination or in respect of a liquidation of the Company.

The SEC has issued final rules and guidance relating to certain activities of SPACs. The need for compliance with these rules and the guidance may cause us to liquidate the Company at an earlier time than we might otherwise choose.

On January 24, 2024, the SEC issued final rules (the “SPAC Rules”) relating, among other things, to disclosures in SEC filings in connection with business combination transactions involving special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; and the use of projections by SPACs in SEC filings in connection with proposed business combination transactions. In connection with the issuance of the SPAC Rules, the SEC also issued guidance (the “SPAC Guidance”) regarding the potential liability of certain participants in business combination transactions and the extent to which SPACs could become subject to regulation under the Investment Company Act. The need for compliance with the SPAC Rules and the SPAC Guidance may cause us to liquidate the Company at an earlier time than we might otherwise choose.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a Business Combination and instead liquidate the Company.

As noted above, the SPAC Guidance relates, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we were able to modify our activities so that we would not be deemed an investment company, we may be unable to complete a Business Combination and could be required to liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the target company with which we could have consummated a Business Combination.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we previously instructed the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account until the earlier of the consummation of a Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we have received less interest on the funds held in the Trust Account than we would have had the Trust Account remained invested and our public stockholders will receive a lower amount upon any redemption or liquidation of the Company than what they would have received had the investments not been liquidated.

The funds in the Trust Account were previously held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) under the proposed rules issued by the SEC and thus potentially subject to regulation under the Investment Company Act, in December 2023, we instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of a Business Combination or the liquidation of the Company. Following such liquidation, we have received less interest on the funds held in the Trust Account than we would have if we had not liquidated such assets. As a result, our public stockholders will receive a lower amount upon any redemption or liquidation of the Company as compared to what they would have received had the investments not been so liquidated.

BACKGROUND

We are a blank check company formed in Delaware on July 8, 2020, for the purpose of effecting a Business Combination.

On the Record Date, there were 19,196,081 shares of Class A common stock and 120,000 shares of Class B common stock issued and outstanding. In addition, we issued warrants to purchase 6,083,333 shares of Class A common stock as part of the IPO and warrants to purchase 150,000 shares of Class A common stock as part of the Private Placement. Each whole warrant entitles its holder to purchase one share of Class A common stock at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of a Business Combination and expire five years after the completion of a Business Combination, or earlier upon redemption or liquidation. Once the warrants become exercisable, we may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before we send the notice of redemption to the warrant holders.

On June 16, 2023, at a special meeting of our stockholders, our stockholders approved the First Extension. In connection with the First Extension, stockholders holding 3,946,419 Public Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $41,373,633 ($10.48 per share) was removed from the Trust Account to pay such holders. In connection with the First Extension, the Sponsor loaned us an aggregate amount of up to $3,861,967 (the “First Extension Loan”), with (i) $429,107 ($0.03 for each Public Share that was not redeemed in connection with the First Extension) (the “First Extension Monthly Amount”) deposited into the Trust Account on June 20, 2023, and (ii) the First Extension Monthly Amount being deposited into the Trust Account for each calendar month thereafter commencing on July 21, 2023 and ending on the 20th day of each subsequent month through March 20, 2024), or portion thereof, that is needed by us to complete a Business Combination. As of December 31, 2023, a total of approximately $3,000,000 has been drawn down under the First Extension Loan.

As of December 31, 2023, approximately $155.2 million from the IPO, the simultaneous private placement, the Sponsor Note and the First Extension Loan, as well as interest earned thereon, remain in the Trust Account in the United States maintained by Continental, acting as trustee, in an interest bearing demand deposit account at a U.S. bank until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.

In order to finance transaction costs in connection with a Business Combination, the Sponsor loaned us $1,750,000 to fund our expenses relating to investigating and selecting a target business and other working capital requirements prior to a Business Combination (the “Sponsor Loan”). As of December 31, 2023, we had $1,750,000 outstanding under the Sponsor Loan.

If the Sponsor Loan is insufficient to cover our working capital requirements, the Sponsor or an affiliate of the Sponsor, or certain of our officers and directors may, but are not obligated to, loan us funds as may be required (“Working Capital Loans”). If we complete a Business Combination, we would repay the Working Capital Loans out of the proceeds of the Trust Account released to us. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.

On September 29, 2023, we entered into a Working Capital Loan (the “First Working Capital Loan”) with the Sponsor in the amount of up to $1,000,000 in connection with advances the Sponsor will make to us for working capital expenses.

Except for the foregoing, the terms of any other Working Capital Loans have not been determined and no written agreements exist with respect to such loans. As of December 31, 2023, we had approximately $58,000 outstanding under the First Working Capital Loan.

Each of the First Extension Loan and the First Working Capital Loan bears no interest and is due and payable on the date on which we consummate a Business Combination. The principal balance may be prepaid at any time.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

PROPOSAL ONE — THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend the Charter to extend the date by which the Company has to consummate a Business Combination to the Extended Date so as to provide the Company with additional time to complete a Business Combination.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete a Business Combination.

The Board believes that given our expenditure of time, effort and money on searching for a Business Combination, circumstances warrant providing public stockholders an opportunity to consider a Business Combination and that it is in the best interests of our stockholders that we obtain the Extension.

A copy of the proposed amendment to the Charter is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Charter provides that the Company has until March 20, 2024 to complete a Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete a Business Combination.

The IPO Prospectus and the Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares and the Private Placement Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a Business Combination. Additionally, the IPO Prospectus and the Charter provide for all public stockholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, and because we will not be able to consummate a Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond March 20, 2024 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a Business Combination.

We believe that the foregoing Charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of the Board’s plan to extend the date by which we must consummate a Business Combination. Therefore, the Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated a Business Combination by March 20, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Further, if the Extension Amendment Proposal is approved but the Trust Amendment Proposal is not approved, we may become subject to regulation under the Investment Company Act, which could cause us to liquidate.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we liquidate. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Shares.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved and implemented by the Company, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor has agreed to loan to us the Extension Loan, consisting of (i) the initial Monthly Amount; plus (ii) if a Business Combination is not consummated by April 20, 2024, the Monthly Amount for each calendar month (commencing on April 21, 2024 and ending on the 20th day of each subsequent month), or portion thereof, that is needed by the Company to complete a Business Combination until December 20, 2024, or until such earlier time as the Board determines not to continue to extend, which amounts will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete a Business Combination. If more than [   ] Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we need until December 20, 2024 to complete a Business Combination, which would represent nine calendar months, and no Public Shares are redeemed in connection with the Extension, then the aggregate amount deposited per share will be approximately $[   ] per share, with the aggregate maximum contribution to the Trust Account being $[   ]. However, if [   ] Public Shares are redeemed and [ ] of the Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such nine-month period will be approximately $[   ] per share, with the aggregate maximum contribution to the Trust Account being $[   ].

Assuming the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the initial Monthly Amount will be deposited into the Trust Account promptly following the Special Meeting and no later than March 20, 2024. Each additional Monthly Amount will be deposited into the Trust Account on or before the 27th day of such calendar month.

The Extension Loan is conditioned upon the implementation of the Extension Amendment. The Extension Loan will not occur if the Extension Amendment is not approved or the Extension is not implemented. The amount of the Extension Loan will not bear interest and will be repayable by us to the Sponsor upon consummation of a Business Combination. If the Sponsor advises us that it does not intend to make the Extension Loan, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless the Company can complete a Business Combination by March 20, 2024, we will dissolve and liquidate in accordance with the Charter. The Company will have the sole discretion whether to continue extending for each additional calendar month period until the Extended Date. If the Company determines not to extend for any calendar month following the funding of the initial Monthly Amount, the Sponsor’s obligation to make additional contributions will terminate and the Company will liquidate at the end of the applicable month.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $155.2 million that was in the Trust Account as of December 31, 2023.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $[   ] million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[   ] per share (which does not take into account the removal of interest in the Trust Account to pay our taxes and any additional contributions to be made to the Trust Account pursuant to the First Extension Loan). Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Extension will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON MARCH [   ], 2024.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on March [   ], 2024 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on March [   ], 2024 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on March [   ], 2024 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. For illustrative purposes, assuming the amount in the Trust Account at the time of the Special Meeting is the amount in the Trust Account as of December 31, 2023, or approximately $155.2 million, the Company currently estimates that the per-share price at which Public Shares would be redeemed from cash held in the Trust Account would have been approximately $10.85, provided that this amount has not been reduced to account for interest that will be withdrawn by the Company to pay for current taxes payable and is further subject to the Company’s right to withdraw additional interest from the Trust Account to pay any additional taxes (other than excise tax) and any additional contributions to be made to the Trust Account pursuant to the First Extension Loan. The closing price of the Class A common stock on [ ], 2024 as reported on the Nasdaq Global Market was $10.[   ].

If you exercise your redemption rights, you will be exchanging your shares of Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on March [   ], 2024 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Vote Required for Approval

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares and the Private Placement Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if a Business Combination has not been consummated, the Company will be required by the Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Extension Amendment is required for the implementation of the Board’s plan to extend the date by which we must consummate a Business Combination. Therefore, the Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 4,562,500 Founder Shares and 450,000 Private Placement Shares, representing approximately 25.9% of the Company’s issued and outstanding shares of common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of the Sponsor and Our Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor, our executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that the Sponsor holds 4,542,500 Founder Shares, 447,500 Private Placement Shares and 150,000 Private Placement Warrants, all such securities deemed to be beneficially owned by our Chairman and Chief Executive Officer, two of our independent directors each hold 10,000 Founder Shares, and our third independent director owns 2,500 Private Placement Shares, all of which would expire worthless if a Business Combination is not consummated;

●	the fact that, unless the Company consummates a Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company, to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account (no such unreimbursed expenses were outstanding as of December 31, 2023);

●	the fact that the Sponsor has made outstanding loans to the Company in the aggregate amount of approximately $8,458,000 as of December 31, 2023 (which consists of $1,750,000 outstanding under the Sponsor Loan, $3,650,000 outstanding under the Sponsor Note, $3,000,000 outstanding under the First Extension Loan and $58,000 outstanding under the First Working Capital Loan), which amount the Company will be unable to repay to the Sponsor to the extent that the amount of such loans exceeds the amount of available proceeds not deposited in the Trust Account if a Business Combination is not completed;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete a Business Combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into any agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company (other than Douglas Barnard, who received a one-time payment of $25,000 in December 2022 to serve as a director of the Company), and all of the current members of the Board are expected to continue to serve as directors at least through the date of the Special Meeting to vote on a proposed Business Combination and may even continue to serve following any potential Business Combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. The Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

The Charter provides that the Company has until March 20, 2024 to complete the purposes of the Company including, but not limited to, effecting a Business Combination under its terms.

The Charter states that if the Company’s stockholders approve an amendment to the Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if it does not complete a Business Combination before March 20, 2024, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

In addition, the IPO Prospectus and the Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares and the Private Placement Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders and because we will not be able to complete a Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond March 20, 2024 to the Extended Date.

The Company is not asking you to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on a Business Combination in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event a Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

The Board recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL TWO — THE TRUST AMENDMENT PROPOSAL

Overview

The proposed Trust Amendment would amend the Trust Agreement to enable Continental to maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment Proposal

The purpose of the Trust Amendment is to mitigate the risk of being viewed as operating an unregistered investment company.

On January 24, 2024, the SEC issued the SPAC Rules and the SPAC Guidance.

The funds in the Trust Account were previously held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) under the proposed rules issued by the SEC and thus potentially subject to regulation under the Investment Company Act, in December 2023, we instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of a Business Combination or the liquidation of the Company.

The Company is seeking approval of its stockholders to execute the Trust Amendment, thereby ratifying the Company’s prior instructions to Continental.

If the Trust Amendment Proposal Is Approved

If the Trust Amendment Proposal is approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed, and Continental will maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of the Company.

If the Trust Amendment Proposal Is Not Approved

If the Trust Amendment Proposal is not approved, we may become subject to regulation under the Investment Company Act, which could cause us to liquidate.

Vote Required for Approval

The affirmative vote by holders of at least a majority of the Company’s outstanding shares of common stock, including the Founder Shares and the Private Placement Shares, is required to approve the Trust Amendment Proposal.

The Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment and the Trust Amendment, the Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 4,562,500 Founder Shares and 450,000 Private Placement Shares, representing approximately 25.9% of the Company’s issued and outstanding shares of common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Trust Amendment.

Recommendation of the Board

The Board recommends that our stockholders vote “FOR” the approval of the Trust Amendment Proposal.

PROPOSAL THREE — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and/or the Trust Amendment Proposal. In no event will the Board adjourn the Special Meeting beyond March 20, 2024.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and/or the Trust Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

We expect the Sponsor to vote any shares of our common stock held by it in favor of the proposals to be presented at the Special Meeting.

Recommendation of the Board

The Board recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of shares of Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold shares of Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the applicable financial statement accounting rules of Section 451(b) of the Code, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the outstanding shares of Class A common stock, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold shares of Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds shares of Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding shares of Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF SHARES OF CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of shares of Class A common stock that elect to have their shares of Class A common stock redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its shares of Class A common stock and is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Shares of Class A Common Stock

In the event that a U.S. Holder’s shares of Class A common stock is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the shares Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of the shares of Class A common stock generally will be treated as a sale of the shares of Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only shares of stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to shares of stock owned directly, shares of stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares of stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include shares of Class A common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding shares of voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of shares of Class A common stock must, among other requirements, be less than 80% of our outstanding shares of voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares of stock owned by certain family members and the U.S. Holder does not constructively own any other shares of stock. The redemption of the shares of Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of shares of Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares of Class A common stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Shares of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of shares of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the shares of Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the share of Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the share of Class A common stock based upon the then fair market values of the share of Class A common stock and the one-third of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its shares of Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its shares of Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for the share of Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of shares of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its shares of Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the shares of Class A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Shares of Class A Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of shares of Class A common stock that elect to have their shares of Class A common stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its shares of Class A common stock and is not a U.S. Holder.

Redemption of Shares of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s shares of Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s shares of Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of shares of Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares of Class A common stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Shares of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of shares of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its shares of Class A common stock, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

●	we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held shares of Class A common stock, and, in the case where shares of Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our standing shares of Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of Class A common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of shares of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the shares of Class A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Shares of Class A Common Stock”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at 10:00 a.m. Eastern Time on March [   ], 2024 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/cfacquisitioncorpvii/2024. The Special Meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the Record Date will be entitled to attend the Special Meeting.

To register for the Special Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only Special Meeting, go to https://www.cstproxy.com/[ ], enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the Special Meeting you will need to log back into the Special Meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only Special Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only Special Meeting. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the Special Meeting with a link and instructions for entering the Special Meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the date of the Special Meeting.

Quorum. A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock issued and outstanding on the Record Date and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Special Meeting has power to adjourn the Special Meeting. As of the Record Date, 9,658,041 shares of our common stock would be required to achieve a quorum. We expect the Sponsor to vote any shares of our common stock held by it in favor of the proposals to be presented at the Special Meeting.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned shares of common stock at the close of business on February 6, 2024, the Record Date. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required. Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s common stock outstanding on the Record Date, including the Founder Shares and the Private Placement Shares. If you do not vote or you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Approval of the Trust Amendment Proposal will require the affirmative vote of holders of at least a majority of the Company’s outstanding shares of common stock on the Record Date, including the Founder Shares and the Private Placement Shares. If you do not vote or you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the Record Date, there were 19,196,081 shares of Class A common stock and 120,000 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment and/or the Trust Amendment.

You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your Public Shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

We expect the Sponsor to vote any shares of our common stock held by it in favor of the proposals to be presented at the Special Meeting.

Redemption Rights. If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $[   ] million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[   ] per share (which does not take into account the removal of interest in the Trust Account to pay our taxes and any additional contributions to be made to the Trust Account pursuant to the First Extension Loan). Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Extension will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination by the Extended Date. See section entitled “The Extension Amendment Proposal — Redemption Rights.”

Appraisal Rights. Our stockholders do not have appraisal rights in connection with any of the proposals under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact Morrow Sodali at (800) 662-5200 (toll free) or by email at CFFS.info@investor.morrowsodali.com.

Recommendation of the Board. After careful consideration, the Board determined that each of the proposals is fair to and in the best interests of the Company and its stockholders. The Board has approved and declared advisable and recommends that you vote or give instructions to vote “FOR” each of these proposals.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the shares of the Company’s common stock outstanding as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of common stock; and

●	all our officers and directors as a group.

In the table below, percentage ownership is based on 19,316,081 shares of our common stock, consisting of (i) 19,196,081 shares of Class A common stock and (ii) 120,000 shares of Class B common stock, issued and outstanding as of the Record Date. On all matters to be voted upon, except for the election of directors of the board, holders of the shares of Class A common stock and shares of Class B common stock vote together as a single class. Currently, all of the shares of Class B common stock are convertible into Class A common stock on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of the date of this Proxy Statement.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Outstanding Common Stock
Directors and Officers(1)
Howard W. Lutnick(2)(3)	4,890,000	25.5%	100,000	83.3%	25.8%
Jane Novak	—	—	—	—	—
Robert Sharp	—	—	10,000	8.3%	*
Natasha Cornstein	—	—	10,000	8.3%	*
Douglas Barnard	2,500	*	—	—	*
All executive officers and directors as a group (5 individuals)	4,892,500	2.4%	120,000	100%	25.9%

5% or More Stockholders
CFAC Holdings VII, LLC(2)(3)	4,890,000	25.5%	100,000	83.3%	25.8%
Polar Asset Management Partners, Inc.(4)	999,999	5.2%	—	—	5.2%
Barclays Reporting Persons(5)	1,146,811	6.0%	—	—	5.9%
Beryl Reporting Persons(6)	1,866,490	9.7%	—	—	9.7%
MMCAP Reporting Persons(7)	1,337,200	7.0%	—	—	6.9%

*	less than 1%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o CF Acquisition Corp. VII, 110 East 59th Street, New York, NY 10022.

(2)	Interests shown consist of 120,000 shares of Class B common stock, which shares are convertible into shares of Class A common stock on a one-for-one basis, 4,442,500 shares of Class A common stock (which are Founder Shares and were converted from shares of Class B common stock into shares of Class A common stock on June 12, 2023), and 447,500 Private Placement Shares. Excludes shares issuable pursuant to the forward purchase contract, dated December 15, 2021, between the Sponsor and the Company, as such shares may not be voted or disposed of by the Sponsor within 60 days of the date of this Proxy Statement

(3)	The Sponsor is the record holder of such shares. Cantor Fitzgerald, L.P. (“Cantor”) is the sole member of the Sponsor. CF Group Management, Inc. (“CFGM”) is the managing general partner of Cantor. Mr. Lutnick, our Chairman and Chief Executive Officer, is the trustee of CFGM’s sole stockholder. As such, each of Cantor, CFGM and Mr. Lutnick may be deemed to have beneficial ownership of the common stock held directly by the Sponsor. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The principal business address of the Sponsor is 110 East 59th Street, New York, NY 10022.

(4)	Pursuant to a Schedule 13G/A filed by such person with the SEC on February 14, 2023, Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”), may be deemed to be the beneficial owner of the 999,999 shares of Class A common stock directly held by PMSMF. The number of Public Shares held by PMSMF is based on the number of shares held on December 31, 2022, which may not reflect any redemption of shares by PMSMF in connection with the First Extension or any other transactions after December 31, 2022. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect PMFMF’s current beneficial ownership. The principal business address for Polar Asset Management Partners Inc. is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(5)	Pursuant to a Schedule 13G filed by Barclays PLC and Barclays Bank PLC (collectively, the “Barclays Reporting Persons”) with the SEC on February 11, 2022, the securities are owned, or may be deemed to be beneficially owned, by Barclays Bank PLC, a non-US banking institution registered with the Financial Conduct Authority authorized by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, and Barclays PLC, as a parent holding company of Barclays Bank PLC. Barclays Bank PLC, is a wholly-owned subsidiary of Barclays PLC. The number of Public Shares held by the Barclays Reporting Persons is based on the number of shares held on December 31, 2022, which may not reflect any redemption of shares by the Barclays Reporting Persons in connection with the First Extension or any other transactions after December 31, 2022. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the Barclays Reporting Persons’ current beneficial ownership. The principal business address for each Barclays Reporting Person is 1 Churchill Place, London, E14 5HP, England.

(6)	Pursuant to a Schedule 13G/A filed by such persons as a group with the SEC on February 14, 2023, each of Beryl Capital Management LLC (“Beryl”), Beryl Capital Management LP (“Beryl GP”), Beryl Capital Partners II LP (the “Partnership”) and David A. Witkin (collectively with Beryl, Beryl GP and the Partnership, the “Beryl Reporting Persons”) may be deemed the beneficial owner of certain of the shares of Class A common stock, as further described therein. Beryl is the investment adviser to the Partnership and other private investment funds (collectively, the “Funds”) and other accounts. Beryl is the general partner of Beryl GP, which is also the general partner of one or more of the Funds. Mr. Witkin is the control person of Beryl and Beryl GP. The Funds hold the shares of Class A common stock for the benefit of their investors, and the Funds and Beryl’s other clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares of Class A common stock. The number of Public Shares held by the Beryl Reporting Persons is based on the number of shares held on December 31, 2022, which may not reflect any redemption of shares by the Beryl Reporting Persons in connection with the First Extension or any other transactions after December 31, 2022. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the Beryl Reporting Persons’ current beneficial ownership. The principal business address for each Beryl Reporting Person is 225 Avenue I, Suite 205, Redondo Beach, CA 90277.

(7)	Pursuant to a Schedule 13G/A filed by MMCAP International Inc. SPC (“MMCAP” and MM Asset Management Inc. (“MMAM” and together with MMCAP, the “MMCAP Reporting Persons”) on February 14, 2023, each of the MMCAP Reporting Persons may be deemed to be the beneficial owner of the 1,337,200 shares of Class A common stock. The number of Public Shares held by the MMCAP Reporting Persons is based on the number of shares held on December 31, 2022, which may not reflect any redemption of shares by the MMCAP Reporting Persons in connection with the First Extension or any other transactions after December 31, 2022. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the MMCAP Reporting Persons’ current beneficial ownership. The principal business address for MMCAP is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, P.O. Box 1348, Grand Cayman, KY1-1108, Cayman Islands and for MMAM is 161 Bay Street, TD Canada Trust Tower, Ste 2240, Toronto, ON M5J 2S1 Canada.

STOCKHOLDER PROPOSALS

For any proposal to be considered for inclusion in our Proxy Statement for submission to the stockholders at the Company’s next annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at CFVII@cantor.com to inform us of such stockholder’s request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Toll Free: (800) 662-5200 or (203) 658-9400
Email: CFFS.info@investor.morrowsodali.com

You may also obtain these documents by requesting them via e-mail from the Company at CFVII@cantor.com.

If you are a stockholder of the Company and would like to request documents, please do so by March [   ], 2024, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED SECOND AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CF ACQUISITION CORP. VII

Pursuant to Section 242 of the
Delaware General Corporation Law

CF ACQUISITION CORP. VII (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The original name of the Corporation was “CF Finance Acquisition Corp. VII” and the name of the Corporation was subsequently changed to “CF Acquisition Corp. VII.” The original certificate of incorporation of the Corporation was filed in the office of the Secretary of State of the State of Delaware on July 8, 2020 (the “Original Certificate”). The certificate of amendment of the Original Certificate was filed with the Secretary of State of the State of Delaware on November 12, 2020. An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 15, 2021 (the “Amended and Restated Certificate of Incorporation”). An Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on June 16, 2023 (the “First Amendment”).

2.	This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation, as amended by the First Amendment.

3.	This Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option, if any) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 19, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by December 20, 2024 (or, if the Office of the Delaware Division of Corporations shall not be open for a full business day (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open for a full business day) (or such earlier date as determined by the Board, in its sole discretion) (the “Deadline Date”) and (iii) the redemption of shares in connection with a stockholder vote to amend any provisions of this Amended and Restated Certificate of Incorporation (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

IN WITNESS WHEREOF, CF Acquisition Corp. VII has caused this Second Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this __ day of March, 2024.

CF ACQUISITION CORP. VII

By:
Name:	Howard W. Lutnick
Title:	Chief Executive Officer

Annex A-1

ANNEX B

PROPOSED AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS FIRST AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made and entered into as of March [   ], 2024, by and between CF Acquisition Corp. VII, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Agreement (as defined below).

WHEREAS, the Company and the Trustee entered into that certain Investment Management Trust Agreement, dated as of December 15, 2021 (the “Agreement”);

WHEREAS, Section 6(c) of the Agreement provides that any provision of the Agreement may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the Company and the Trustee (and the Representative, solely in the case of an amendment to Section 1(i) of the Agreement);

WHEREAS, Section 6(d) of the Agreement provides that any change, amendment or modification of the Agreement pursuant to Section 6(c) of the Agreement requires the consent of holders of a majority of all then outstanding shares of common stock of the Company, voting together as a single class;

WHEREAS, at a special meeting of the Company held on March [   ], 2024, the Company’s stockholders approved a proposal to amend the Trust Agreement requiring the Trustee to maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank; and

WHEREAS, each of the Company and the Trustee desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to Trust Agreement. Section 1(c) of the Agreement is hereby amended and restated to read in its entirety as follows:

“(c) In a timely manner, upon the written instruction of the Company, (i) hold funds uninvested, (ii) hold funds in an interest-bearing bank demand deposit account at a bank, or (iii) invest and reinvest the Property in solely United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended (or any successor rule), which invest only in direct U.S. government treasury obligations, as determined by the Company; it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting the Company’s instructions hereunder and while invested or uninvested, the Trustee may earn bank credits or other consideration.”

2. Construction. Except as specifically amended or agreed to hereby, the Agreement shall remain in full force and effect and all other terms of the Agreement remain unchanged. To the extent any provision of the Agreement is inconsistent with this Amendment, this Amendment shall control. From and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Agreement as amended hereby.

3. Governing Law. This Amendment and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this Amendment or the negotiation, execution or performance of this Amendment, shall be governed by the laws of the State of New York, regardless of the laws that might otherwise govern by application of the principles of conflicts of law thereof.

4. Counterparts. This Amendment may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Amendment. This Amendment may be executed via facsimile or other electronic means (including in .pdf or similar format) and shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment. No party shall raise the fact that any signature or instrument was transmitted or executed by means of facsimile or other electronic means as a defense to the formation or enforceability of a contract and each party irrevocably waives any such defense. Minor variations in the form of the signature pages to this Amendment, including variations in the footers thereto, shall be disregarded in determining the effectiveness of the signatures thereon.

5. Headings. Section headings used herein are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Page Follows]

Annex B-1

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Investment Management Trust Agreement to be duly executed as of the date first above written.

CONTINENTAL STOCK TRANSFER AND TRUST COMPANY, as Trustee

By:
Name:
Title:

CF ACQUISITION CORP. VII

By:
Name:
Title:

[Signature Page to the First Amendment to the Investment Management Trust Agreement]

Annex B-2

CF ACQUISITION CORP. VII
110 East 59th Street
New York, New York 10022

SPECIAL MEETING OF STOCKHOLDERS
MARCH [   ], 2024
YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH [   ], 2024

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated [   ], 2024, in connection with the special meeting of stockholders and at any adjournments thereof (the “Special Meeting”) to be held at 10:00 a.m. Eastern Time on March [   ], 2024 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Howard W. Lutnick and Jane Novak, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of CF Acquisition Corp. VII (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on March [   ], 2024:

This notice of meeting and the accompanying Proxy Statement are available at
https://www.cstproxy.com/cfacquisitioncorpvii/2024.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.	Please mark ☒ votes as indicated in this example

Proposal 1 – Extension Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from March 20, 2024 to December 20, 2024 or such earlier date as determined by the board of directors.	☐	☐	☐

Proposal 2 – Trust Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s investment management trust agreement, dated as of December 15, 2021, by and between the Company and Continental Stock Transfer & Trust Company, requiring Continental Stock Transfer & Trust Company to maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank.	☐	☐	☐

Proposal 3 – Adjournment Proposal	FOR	AGAINST	ABSTAIN
Adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 and/or Proposal 2.	☐	☐	☐

Date:                ,2024

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.